Executing On Our Unique Higher Performing Banking Model Q4 2018 Investor Presentation January, 2019 Member FDIC NYSE: CUBI

Investment Proposition Highly Focused, Innovative, Relationship Banking Based Commercial Bank Business bank with a unique private banking service model; approximately $10 billion in assets Highly skilled teams targeting privately held businesses and high net worth families Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets Target market from Boston to Washington DC along Interstate 95, and Chicago Robust risk management driven business strategy Significantly Improving Profitability & Efficient Operations Operating efficiencies offset tighter margins and generate sustainable profitability Target 1.25% ROAA and double digit ROTCE in 3-4 years Strong Credit Quality & Expanding Margin Unwavering underwriting standards Loan portfolio performance consistently better than industry and peers Attractive Valuation January 18, 2019 share price of $20.97, 9.5x street estimated 2019 EPS of $2.21 and 0.9x tangible book value of $23.32(1) December 31, 2018 tangible book value(1) of $23.32, which has grown at a CAGR of 10% over the last 5 years BankMobile We expect to retain BankMobile, our disruptive digital banking strategy, for the next 2-3 years and are excited about our first White Label partnership (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document 2

Customers Bank Business Banking 3

Customers’ Single Point of Contact Model Private Banking High Tech / Service High Touch Model Excellence in Branch Lite Service Experienced Strong Asset Leadership Quality Unique Private Customer Banking Model Superior Risk Centric Management Approach to Winning Model Relationship driven but never deviate from following critical success factors • Only focus on very strong credit quality niches • Very strong risk management culture • Operate at lower efficiency ratio than peers to deliver sustainable strong profitability and growth • Always attract and retain top quality talent • Culture of innovation and continuous improvement 4

Banking Strategy – Customers Bank Very Experienced Teams Exceptional Service Risk Based Incentive Compensation Business Banking Focus - ~95% of Customers Bank Business Banking Segment revenues are from commercial business units 5

Banking Strategy – Our Footprint Customers Bank Business Banking Branches and Loan Production Offices 6

BankMobile One of America’s Fastest Growing Digital Banks for Consumers 7

BankMobile – Critical Success Factors 1. Unique and exponentially better customer acquisition strategy 2. Customer engagement and customer for life profitability strategy Critical success factors 3. Unique technology, contractual relationships, and Durbin create barriers to entry 4. Long-term profitability better than traditional banks 8

BankMobile – Acquisition and Customer for Life Strategy 9

BankMobile – Banking as a Service Besides student disbursements, our biggest focus over the last two years has been the development of “Banking as a Service” model • Spent significantly in R&D, technology and T-Mobile product development for White Label • Expected to be a very customer friendly product Partnership offering • We will have more to share later this year • T-Mobile partnership launched in beta stage 10

BankMobile – Long-term profitability • 2% or higher ROA which is significantly better than traditional banks • Uniqueness of Durbin – a significant competitive advantage that benefits our partners and our customers • High volume and low cost customer acquisition – $19 for BankMobile student business versus $100 – $400 for traditional banks • A very unique offering to potentially attract millions of consumers for primary checking accounts and building potentially billions of no to very low cost stable deposits 11

Customers Bancorp, Inc. Strategic Priorities 12

Strategic Priorities 1) Create shareholder value through improved profitability • We target an ROAA of 1.25% in the next 3-4 years • We target a double digit ROTCE in the next 3-4 years • We target a NIM of 2.75%+ in the next 9-15 months 2) Focus and grow core banking operations • We expect to grow our core banking franchise (low cost deposits, C&I lending) through reductions in non-core areas (multi-family loans and high cost wholesale funding) • We expect to manage the size of the consolidated balance sheet to optimize capital and profitability while preserving full interchange income from debit cards 3) Grow BankMobile for 2-3 years before monetizing the investment • We expect to retain BankMobile for 2-3 years, but will regularly assess our alternatives • We expect BankMobile to generate a positive contribution to Customers’ earnings by the end of 2019 • We are excited about BankMobile’s new White Label partner, which we expect to generate significant low cost deposit growth 4) Strengthen our mix • We sold $495 million of lower yielding securities in Q3 and $55 million of lower yielding multi-family loans in Q4 which were funded with high cost borrowings • We expect to grow C&I lending and consumer lending and create space on the balance sheet with multi-family reductions • We expect to grow low cost deposits and run-off high cost funding; we currently have approximately $270 million of deposits with a cost of 2.75%+ 5) Deploy excess capital to benefit shareholders • We expect to continue to deploy excess capital, while maintaining a TCE ratio above our 7.0% target • Our board will evaluate the best options for excess capital, including share repurchases and calling preferred shares when they become callable 13

Strategic Priorities: Improving Profitability We target an ROAA of 1.25% in 3-4 years, double ROAA Trajectory digit ROTCE. We can get there through: • 2.75% NIM • Eliminating BankMobile losses • Other profitability improvements • Improving efficiency • Growth in fee income • BankMobile profitability • A NIM wider than 2.75% We target $4 of EPS in the next 3-4 years. (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document 14

Strategic Priorities: Improving our Mix

Customers Bancorp, Inc.

Projected Balance Sheet Mix Shifts

Ending Balance Sheet Growth ($ in millions)	Dec 2017	Dec 2018	2018 Change	Targeted Balance Sheet Shifts in 2019
Cash and Deposits	126	44	(82)	
Investment Securities	471	665	194	
Multi Family Loans	3,647	3,285	(362)	~$700 million to $1.2 billion reduction in Multifamily & CRE
CRE Loans	1,304	1,181	(124)	
Warehouse	1,845	1,462	(383)	
C&I Loans	1,583	1,895	312	$500 million of growth in C&I loans at 5.25%+
Mortgage & Home Equity	236	568	332	
Manufactured Housing	90	80	(10)	
Other Consumer	3	74	71	$400 million of growth in Consumer Loans at 8% to 12%
Loans	8,708	8,545	(163)	
Allowance for Loan Losses	(38)	(40)	(2)	
Loans, Net of Allowance	8,670	8,505	(165)	
Other Assets	573	619	46	
Total Assets	9,840	9,833	(7)	De minimis asset growth in 2019, with mix shift towards higher yielding assets
Non Interest Bearing Deposits	1,052	1,122	70	
Interest Checking	524	804	280	
Money Market	3,279	3,097	(182)	
Savings	39	385	346	
CDs	1,906	1,734	(172)	
Total Deposits	6,800	7,142	342	In 2019, we will continue to focus on growing core deposits, and running off higher cost borrowings and deposits
Borrowings	2,062	1,668	(394)	
Other Liabilities	57	67	10	
Total Liabilities	8,919	8,877	(42)	
Equity	921	956	35	
Total Liabilities and Equity	9,840	9,833	(7)	

15

2018 Deposits: Growth In The Right Areas YTD Deposit Growth $8.0 $7.1 $6.8 Billions $7.0 YTD Growth: $1.7 $6.0 Time: $1.9 -9% We are improving our funding mix as we replace higher cost funding with lower cost core $5.0 deposits from BankMobile, our Digital Direct Bank, and core business units $4.0 $3.5 $3.3 MMKT / Savings: $3.0 +5% $2.0 $1.0 $1.9 $1.6 Demand: $- +22% Q4 2017 Q4 2018 Demand MMKT / Savings CDs 16 Source: Company Data 16

Q4 2018 NIM

Customers Bancorp, Inc.


Net Interest Income
$68.3
$65.0
$67.3
$64.0
$61.5
3.97%
3.97%
4.18%
4.24%
4.31%
2.79%
2.67%
2.62%
2.47%
2.57%
1.46%
1.62%
1.88%
2.13%
2.17%
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Net Interest Income
Yield on Interest-Earning Assets
Cost of Interest-Bearing Liabilities
FTE Net Interest Margin (1)

FTE NIM(1) expanded 10 bps sequentially to 2.57%

- 8 bps NIM benefit from asset yields
  - -5 bps headwind from reduction in prepayment income
  - +13 bps benefit from increase in asset yields
- 3 bps NIM benefit from liabilities
  - -3 bps pressure from higher deposit costs
  - -4 bps pressure from higher borrowing costs
  - +10 bps benefit from favorable funding mix shift

Margin is expected to reach 2.75% in 9-15 months

Steps to mitigate core margin pressure

- We have sold certain lower yielding securities and loans, funded with higher cost borrowings
- Expect significant growth in low cost BankMobile White Label and Disbursement deposits to replace higher cost funding
- Expect multi-family loans to decline; we will grow higher yielding consumer loans
- Significantly limiting originations of loans with yields below 5.25%
- Implemented product and channel strategies (including digital channel for Customers Bank) to grow core deposits in the short and long term

(1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document

17

Q4 2018 Loans Loan Growth $12 5.0% 4.26% 4.30% 4.5% 3.98% $10 3.88% 3.81% 3.76% 4.0% $0.3 $0.3 $0.7 3.5% $8 $0.4 3.0% $3.4 $6 $0.4 $3.5 2.5% $2.9 $3.3 2.0% $4 $2.1 Loans on Yield Loans ($ in Billions) $0.3 1.5% $3.6 $2.9 $3.2 $3.3 $1.3 1.0% $2 $2.3 $1.1 0.5% $0.9 $1.0 $1.3 $1.3 $1.2 $0 $0.6 0.0% 2013 2014 2015 2016 2017 2018 Non-Owner Occupied CRE Multi-family loans Commercial Consumer & Residential Yield on Loans Q4 2018 loans totaled $8.5 Billion • The yield on loans increased 29 bps from Q4 2017; sequentially yields would have increased 6 bps if not for the $1.2 million decline in prepayment income • 20% YOY growth in C&I (excluding commercial loans to mortgage companies) • 10% YOY decline in multi-family loans 18 Source: Company data

Loan Repricing Loan Repricing by Segment, at December 31, 2018 4,000 Millions 3,500 3,000 5% 11% 5% 2,500 26% 2,000 22% 1,500 83% 1,000 12% 22% 17% 18% 500 15% 43% 0 C&I Loans Multi-Family CRE Year 1 Year 2 Year 3 Year 4 Year 5 Remaining Portfolio • 83% of our C&I loans, including loans to mortgage companies, 43% of our CRE loans, and 15% of our multi-family loans reprice within 1 year • C&I loans (including those to mortgage companies) make up 43% of our total loans *Repricing includes the following: contractual loan repricing and maturities, contractual principal payments, and assumed loan prepayments 19

Outstanding Credit Quality Credit metrics remain better than peers NPLs to Total Loans Net Charge Offs / Average Total Loans 3.00% 0.80% 2.64% 0.68% 0.70% 2.50% 2.06% 0.60% 2.00% 1.70% 1.70% 0.48% 0.47% 0.50% 0.45% 0.44% 1.48% 0.42% 1.50% 1.30% 0.40% 1.18% 1.16% 0.30% 0.92% 1.00% 0.85% 0.30% 0.80% 0.73% 0.60% 0.19% 0.20% 0.16% 0.15% 0.50% 0.30% 0.15% 0.15% 0.22% 0.32% 0.20% 0.15% 0.10% 0.07% 0.04% 0.00% 0.22% 0.07% 0.19% 0.02% 0.00% 2013 2014 2015 2016 2017 YTD 2013 2014 2015 2016 2017 YTD Industry Peer Customers Bancorp Industry Peer Customers Bancorp Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan Source: S&P Global, Company data. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable asset size and predominantly commercial business focused loan portfolios as further described in our 2018 proxy. Industry data includes all commercial and savings banks. Peer and industry data as of September 30, 2018. Industry and peer data in the current YTD period is not yet available for all companies. 20

Superior Operating Efficiency and Costs Our Customers Bank Business Banking Segment operating costs, as a percentage of average assets, are at least 100 bps lower than peers and nearly 150 bps lower than the industry Total Operating Costs as a % of Average Assets (1) 3.50% 3.26% 3.17% 3.13% 3.08% 3.03% 3.00% 2.85% 2.87% 2.50% 2.69% 2.63% 2.52% 2.60% 2.43% 2.00% 1.50% 1.00% 0.50% 2.13% 1.75% 1.48% 1.44% 1.27% 1.37% 0.00% 2013 2014 2015 2016 2017 YTD Industry Peer Customers Bank Business Banking (1) Source: S&P Global and Company data. Data based on Customers Bank Business Banking Segment unless labeled Consolidated. Peer data consists of Northeast and Mid- Atlantic banks and thrifts with comparable asset size and predominantly commercial business focused loan portfolios as further described in our 2018 proxy. Industry data includes all commercial and savings banks. Peer and industry data as of September 30, 2018. Industry and peer data in the current YTD period is not yet available for all companies. 21

Customers Bancorp, Inc. Q4’18 Financial Highlights 22

Q4 2018 Key Financial Results Customers Bank Business Banking Consolidated Segment Valuation (2) GAAP Diluted Earnings Per Share (EPS) $0.44 $0.55 January 18 Price $20.97 (1) Core Diluted Earnings Per Share (EPS) $0.53 $0.62 P/E 2019 9.5x YOY Change -5% -8% P/E 2020 8.4x GAAP Net Income Available to Common ($ millions) $14.2 $17.5 P/TBV(2) 0.90x Core Earnings ($ millions)(1) $17.0 $19.9 Tangible Book Value (TBV)(1) $23.32 Return on Average Assets (ROAA) 0.71% 0.85% Core ROAA (1) 0.82% 0.95% Return on Average Common Equity (ROACE) 7.58% 9.80% Core ROACE (1) 9.05% 11.1% Efficiency 70% 59% Q4 2018 Highlights • 10% YOY growth in core FY 2018 EPS • 20% YOY growth in C&I lending (excluding loans to mortgage companies) • 10% YOY decline in Multi-family loans • 5% YOY growth in total deposits • Pristine credit quality (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document (2) 2019 and 2020 consensus EPS estimates of $2.21 and $2.50, respectively, were sourced from S&P Global 23

Q4 2018 Consolidated Results GAAP vs. Core EPS(1) $0.70 Q4 2018 Net Income to Common Shareholders of $0.64 $0.64 $0.64 $14.2 million, and Diluted Earnings Per Common $0.60 $0.62 $0.62 Share of $0.44. $0.55 $0.56 $0.50 $0.53 • $0.55 of diluted EPS from the Customers Bank (1) $0.44 Business Banking segment; $0.62 core EPS $0.40 from the Customers Bank Business Banking segment EPS $0.30 • $0.10 of diluted loss per share and $0.09 core $0.20 diluted loss(1) per share from the BankMobile segment. Results includes a 3.20% earnings rate $0.10 on BankMobile’s excess low cost deposits. $0.07 $0.00 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 GAAP EPS Core EPS(1) Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 GAAP EPS $0.55 $0.64 $0.62 $0.07 $0.44 Notable Items: Executive severance $0.00 $0.00 $0.00 $0.00 $0.04 Losses on sale of multi-family loans $0.00 $0.00 $0.00 $0.00 $0.03 Merger and acquisition related expenses $0.01 $0.00 $0.02 $0.07 $0.01 Securities (gains) losses ($0.00) ($0.00) $0.00 $0.48 $0.00 Core EPS(1) $0.56 $0.64 $0.64 $0.62 $0.53 (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document 24

Q4 2018 Highlights: Customers Bank Business Banking Segment Customers Bank Business Banking Segment GAAP vs. Core EPS(1) $0.80 $0.70 $0.72$0.73 $0.73 $0.68$0.68 $0.67$0.67 $0.60 $0.62 $0.50 $0.55 Customers Bank Business Banking segment Q4 2018 profits $0.40 of $17.5 million (or $0.55 per diluted share); core segment EPS profits of $19.9 million (or $0.62 per diluted share)(1) $0.30 $0.20 $0.26 $0.10 $0.00 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Bank Segment Reported Bank Segment Core(1) Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Bank Segment Reported $0.68 $0.67 $0.72 $0.26 $0.55 Notable Items: Executive severance $0.00 $0.00 $0.00 $0.00 $0.04 Losses on sale of multi-family loans $0.00 $0.00 $0.00 $0.00 $0.03 Securities (gains) losses $0.00 $0.00 $0.00 $0.48 $0.00 Bank Segment Core(1) $0.68 $0.67 $0.73 $0.73 $0.62 (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document 25

Q4 2018 Highlights: BankMobile Segment BankMobile Segment GAAP vs. Core EPS(1) $0.00 -$0.02 BankMobile segment loss of $3.3 million (or -$0.10 per diluted -$0.04 -$0.03-$0.03 share) in Q4 2018, and core loss of $2.9 million (or -$0.09 per -$0.06 diluted share(1)) -$0.08 -$0.08 • BankMobile deposits averaged $532 million in Q4 2018, a -$0.10 -$0.09 EPS 4.6% decline over Q4 2017 levels -$0.10 -$0.10 -$0.12 -$0.11 -$0.12 • BankMobile segment reporting reflects a 3.20% yield on -$0.14 -$0.13 $(0.08 excess deposits in Q4 2018, compared to 2.29% in Q4 2017 -$0.16 -$0.18 -$0.18 -$0.20 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 BankMobile Reported BankMobile Core (1) Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 BankMobile Reported -$0.13 -$0.03 -$0.10 -$0.18 -$0.10 Notable Items: Merger and acquisition related expenses $0.01 $0.00 $0.02 $0.07 $0.01 BankMobile Core (1) -$0.12 -$0.03 -$0.08 -$0.11 -$0.09 (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document 26 Source: Company data

Customers Bancorp, Inc.

Contacts

Company:

Carla Leibold, CFO
Tel: 484-923-8802
cleibold@customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-935-8693
jsidhu@customersbank.com

Bob Ramsey
CFO - BankMobile
Tel: 484-926-7118
rramsey@customersbank.com

27

Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward- looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance targets. Forward-looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and unknown risks, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from those reflected in the forward-looking statements. In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward-looking statements include: • changes in external competitive market factors that might impact our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under Basel III; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition, investment or disposition transactions; • constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities; • our ability to attract deposits and other sources of liquidity; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; • inflation, interest rate, securities market and monetary fluctuations; 28

Forward-Looking Statements (Cont.) • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to increase market share and control expenses; • continued volatility in the credit and equity markets and its effect on the general economy; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame; • our ability to successfully implement our growth strategy, control expenses and maintain liquidity; • Customers Bank's ability to pay dividends to Customers Bancorp; • risks relating to BankMobile, including: • our ability to maintain interchange income with the small issuer exemption to the Durbin amendment; • our ability to manage our balance sheet under $10 billion; • our ability to execute on our White Label strategy to grow demand deposits through strategic partnerships; • material variances in the adoption rate of BankMobile's services by new students • the usage rate of BankMobile's services by current student customers compared to our expectations; 29

Forward-Looking Statements (Cont.) • the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used; • our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies; • our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year; and • BankMobile's ability to successfully implement its growth strategy and control expenses. • risks related to planned changes in our balance sheet, including: • our ability to reduce the size of our multi-family loan portfolio; • our ability to execute our digital distribution strategy; and • our ability to manage the risk of change in our loan mix to include a greater proportion of consumer loans. You are cautioned not to place undue reliance on any forward-looking statements we make, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward- looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 30

Customers Bancorp, Inc. Reconciliation of Non-GAAP Measures 31

Reconciliation of Non-GAAP Measures - Unaudited Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our results of operations and financial condition relative to other financial institutions. Presentation of these non-GAAP financial measures is consistent with how Customers evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors, and other interest parties in the evaluation of companies in Customers' industry. These non- GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our financial results, which we believe enhance an overall understanding of our performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to Non-GAAP measures disclosed within this document. 32

Customers Bancorp, Inc.

Reconciliation of Non-GAAP Measures - Unaudited

Core Earnings - Customers Bancorp, Inc. Consolidated ($ in thousands, not including per share amounts)

	Q4 2018		Q3 2018		Q2 2018		Q1 2018		Q4 2017	
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income to common shareholders	$ 14,247	$ 0.44	$ 2,414	$ 0.07	$ 20,048	$ 0.62	$ 20,527	$ 0.64	$ 18,000	$ 0.55
Reconciling items (after tax):										
Executive severance expense	1,421	0.04	-	-	-	-	-	-	-	-
Merger and acquisition related expenses	355	0.01	2,222	0.07	655	0.02	80	-	256	0.01
Losses on sale of multi-family loans	868	0.03								
Losses (gains) on investment securities	101	-	15,417	0.48	138	-	(10)	-	(170)	-
Core earnings	$ 16,992	$ 0.53	$ 20,053	$ 0.62	$ 20,841	$ 0.64	$ 20,597	$ 0.64	$ 18,086	$ 0.56

Core Earnings - Customers Bank Business Banking Segment ($ in thousands, not including per share amounts)

	Q4 2018		Q3 2018		Q2 2018		Q1 2018		Q4 2017	
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income to common shareholders	$ 17,521	$ 0.55	$ 8,256	$ 0.26	$ 23,394	$ 0.72	$ 21,528	$ 0.67	$ 22,240	$ 0.68
Reconciling items (after tax):										
Executive severance expense	1,421	0.04	-	-	-	-	-	-	-	-
Losses on sale of multi-family loans	868	0.03								
Losses (gains) on investment securities	101	-	15,417	0.48	138	-	(10)	-	(170)	-
Core earnings	$ 19,911	$ 0.62	$ 23,673	$ 0.73	$ 23,532	$ 0.73	$ 21,518	$ 0.67	$ 22,070	$ 0.68

33

Customers Bancorp, Inc.

Reconciliation of Non-GAAP Measures - Unaudited

Core Loss - BankMobile Segment ($ in thousands, not including per share amounts)

	Q4 2018				Q3 2018				Q2 2018				Q1 2018			
	USD		Per Share		USD		Per Share		USD		Per Share		USD		Per Share	
GAAP net loss to common shareholders	$	(3,274)	$	(0.10)	$	(5,842)	$	(0.18)	$	(3,346)	$	(0.10)	$	(1,001)	$	(0.03)
Reconciling items (after tax):																
Merger and acquisition related expenses		355		0.01		2,222		0.07		655		0.02		80		-
Catch-up depreciation/amortization on BankMobile assets		-		-		-		-		-		-		-		-
Core loss	$	(2,919)	$	(0.09)	$	(3,620)	$	(0.11)	$	(2,691)	$	(0.08)	$	(921)	$	(0.03)

Core Loss - BankMobile Segment ($ in thousands, not including per share amounts) - continued

	Q4 2017				Q3 2017				Q2 2017				Q1 2017			
	USD		Per Share		USD		Per Share		USD		Per Share		USD		Per Share	
GAAP net income (loss) to common shareholders	$	(4,240)	$	(0.13)	$	(6,908)	$	(0.21)	$	(3,533)	$	(0.11)	$	1,457	$	0.04
Reconciling items (after tax):																
Merger and acquisition related expenses		256		0.01		-		-		-		-		-		-
Catch-up depreciation/amortization on BankMobile assets		-		-		1,765		0.05		(883)		(0.03)		(882)		(0.03)
Core loss	$	(3,984)	$	(0.12)	$	(5,143)	$	(0.16)	$	(4,416)	$	(0.14)	$	575	$	0.02

Core Loss - BankMobile Segment ($ in thousands, not including per share amounts) - continued

	Q4 2016				Q3 2016				Q2 2016				Q1 2016			
	USD		Per Share		USD		Per Share		USD		Per Share		USD		Per Share	
GAAP net loss to common shareholders	$	(2,269)	$	(0.07)	$	(1,507)	$	(0.05)	$	(1,484)	$	(0.05)	$	(54)	$	-
Reconciling items (after tax):																
Merger and acquisition related expenses		-		-		89		-		542		0.02		109		-
Catch-up depreciation/amortization on BankMobile assets		-		-		-		-		-		-		-		-
Core loss	$	(2,269)	$	(0.07)	$	(1,418)	$	(0.05)	$	(942)	$	(0.03)	$	55	$	-

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Reconciliation of Non-GAAP Measures - Unaudited Tangible Book Value per Common Share - Customers Bancorp, Inc. Consolidated ($ in thousands, except per share data) 2018 2017 2016 2015 2014 2013 GAAP -Total Shareholders' Equity $ 956,816 $ 920,964 $ 855,872 $ 553,902 $ 443,145 $ 386,623 Reconciling Items: Preferred Stock (217,471) (217,471) (217,471) (55,569) - - Goodwill and Other Intangibles (16,499) (16,295) (17,621) (3,651) (3,664) (3,676) Tangible Common Equity $ 722,846 $ 687,198 $ 620,780 $ 494,682 $ 439,481 $ 382,947 Common shares outstanding 31,003,028 31,382,503 30,289,917 26,901,801 26,745,529 26,646,566 Tangible Book Value per Common Share $ 23.32 $ 21.90 $ 20.49 $ 18.39 $ 16.43 $ 14.37 CA GR 10.17% Customers Bancorp, Inc. Consolidated - Net Interest Margin, tax equivalent ($ in thousands) Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 GAAP Net interest income $ 61,524 $ 64,001 $ 67,322 $ 65,031 $ 68,300 Tax-equivalent adjustment 171 172 171 171 245 Net interest income tax equivalent 61,695 64,173 $ 67,493 $ 65,202 $ 68,545 Average total interest earning assets $ 9,518,120 $ 10,318,943 $ 10,329,530 $ 9,881,220 $ 9,758,987 Net interest margin, tax equivalent 2.57% 2.47% 2.62% 2.67% 2.79% 35

Reconciliation of Non-GAAP Measures - Unaudited Core Return on Average Assets - Core Return on Average Assets - Customers Bancorp, Inc. Consolidated ($ in thousands) Customers Bank Business Banking Segment ($ in thousands) Q4 2018 Q4 2018 GAAP net income $ 17,862 GAAP net income $ 21,136 Reconciling items (after tax): Reconciling items (after tax): Executive severance expense 1,421 Executive severance expense 1,421 Merger and acquisition related expenses 355 Losses on sale of multi-family loans 868 Losses on sale of multi-family loans 868 Losses (gains) on investment securities 101 Losses (gains) on investment securities 101 Core net income $ 23,425 Core net income $ 20,607 Average Total Assets $ 9,947,367 Average Total Assets $ 9,815,396 Core Return on Average Assets 0.82% Core Return on Average Assets 0.95% Core Return on Average Common Equity - Core Return on Average Common Equity - Customers Bancorp, Inc. Consolidated ($ in thousands) Customers Bank Business Banking Segment ($ in thousands) Q4 2018 Q4 2018 GAAP net income to common shareholders $ 14,247 GAAP net income to common shareholders $ 17,521 Reconciling items (after tax): Reconciling items (after tax): Executive severance expense 1,421 Executive severance expense 1,421 Merger and acquisition related expenses 355 Losses on sale of multi-family loans 868 Losses on sale of multi-family loans 868 Losses (gains) on investment securities 101 Losses (gains) on investment securities 101 Core earnings $ 19,911 Core earnings $ 16,992 Average Total Common Shareholders' Equity $ 745,226 Average Total Common Shareholders' Equity $ 709,113 Core Return on Average Common Equity 9.05% Core Return on Average Common Equity 11.14% 36

BankMobile Segment Appendix 37

BankMobile Segment Expanded Financials

Customers Bancorp, Inc.

BankMobile Segment Income Statement ($ in 000s), Except Per Share Data

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Interest Income	$0	$0	$0	$0	$0	$2	$1	$2	$1	$0	$2	$1,344
Interest Expense	$4	$5	$5	$6	$6	$11	$10	$6	$8	$125	$50	$179
Fund Transfer Pricing Net Credit	$1,723	$1,306	$1,381	$2,466	$4,247	$2,738	$2,693	$3,202	$4,401	$3,520	$3,875	$3,822
Net interest income	$1,718	$1,301	$1,377	$2,460	$4,242	$2,727	$2,684	$3,197	$4,394	$3,394	$3,827	$4,987
Provision for loan losses	-$1	$0	$250	$546	$0	$0	$478	$652	$243	$463	$422	$1,585
Deposit Fees	$1	$509	$3,916	$2,500	$2,803	$1,875	$2,338	$1,833	$1,805	$1,338	$1,691	$1,713
Card Revenue	$226	$1,730	$11,387	$10,719	$13,308	$8,521	$9,355	$9,542	$9,438	$6,199	$6,903	$7,362
Other Fees	$0	$164	$1,062	$991	$1,216	$1,024	$2,143	$165	$1,228	$1,125	$1,246	$1,450
Total non-interest income	$227	$2,403	$16,365	$14,210	$17,327	$11,420	$13,836	$11,540	$12,471	$8,662	$9,840	$10,525
Compensation & Benefits	$866	$1,708	$5,419	$5,595	$4,949	$6,965	$6,154	$5,909	$5,671	$5,918	$5,695	$5,850
Occupancy	$59	$67	$71	$70	$109	$104	$297	$321	$309	$321	$328	$308
Technology	$286	$1,448	$5,847	$6,585	$6,617	$6,386	$11,740	$9,796	$7,129	$7,172	$8,171	$8,248
Outside services	$251	$886	$4,264	$4,267	$4,519	$3,310	$3,871	$3,366	$2,899	$1,665	$2,205	$1,902
Merger related expenses	$176	$874	$144	$0	$0	$0	$0	$410	$106	$869	$2,945	$470
Other non-interest expenses	$397	$1,115	$4,178	$3,266	$3,025	$3,081	$4,988	$1,085	$1,835	$85	$1,645	$1,959
Total Non-interest expense	$2,034	$6,099	$19,922	$19,783	$19,219	$19,846	$27,050	$20,888	$17,949	$16,029	$20,989	$18,267
Income (loss) before income tax expense	-$88	-$2,394	-$2,431	-$3,659	$2,350	-$5,699	-$11,008	-$6,803	-$1,327	-$4,436	-$7,744	-$4,340
Income tax expense (benefit)	-$33	-$910	-$924	-$1,390	$893	-$2,166	-$4,100	-$2,563	-$326	-$1,090	-$1,902	-$1,066
Net income (loss) available to common	**-$54**	**-$1,484**	**-$1,507**	**-$2,269**	**$1,457**	**-$3,533**	**-$6,908**	**-$4,240**	**-$1,001**	**-$3,346**	**-$5,842**	**-$3,274**
EPS	$0.00	-$0.05	-$0.05	-$0.07	$0.04	-$0.11	-$0.21	-$0.13	-$0.03	-$0.10	-$0.18	-$0.10
Core EPS [1,2]	$0.00	-$0.03	-$0.05	-$0.07	$0.02	-$0.14	-$0.16	-$0.12	-$0.03	-$0.08	-$0.11	-$0.09
End of Period Deposits ($ in Millions)	$337	$240	$533	$457	$708	$453	$781	$400	$624	$419	$732	$376
Average Deposits ($ in Millions)	$351	$286	$332	$548	$794	$532	$531	$558	$644	$468	$497	$532
Average Loans ($ in Millions)	$1	$1	$1	$5	$7	$2	$2	$2	$2	$2	$2	$59
Average Excess Deposits ($ in Millions)	$350	$285	$332	$543	$787	$530	$529	$556	$642	$466	$495	$474
Yield Earned on Avg. Excess Deposits	1.99%	1.84%	1.65%	1.80%	2.19%	2.07%	2.02%	2.29%	2.78%	3.03%	3.11%	3.20%

(1) A Non-GAAP measure; refer to the reconciliation schedule at the end of this document

(2) D&A catchup refers to the reallocation of depreciation and amortization expense after the Q3 2017 decision to classify BankMobile as held and used instead of held for sale

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